Summary Prospectus Supplement	August 30, 2021

Putnam Income Fund
Summary prospectus dated February 28, 2021

Effective August 31, 2021, the section Your fund's management is replaced in its entirety with the following:

Your fund's management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Michael Salm, Chief Investment Officer, Fixed Income, portfolio manager of the fund since 2007

Andrew Benson, Portfolio Manager, portfolio manager of the fund since 2021

Brett Kozlowski, Co-Head of Structured Credit, portfolio manager of the fund since 2011

Sub-advisor

Putnam Investments Limited*

*Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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